SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-A

                FOR REGISTRATION OF CERTAIN CLASSES OF SECURITIES
                     PURSUANT TO SECTION 12(b) OR (g) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


                        EMPIRE FINANCIAL HOLDING COMPANY
--------------------------------------------------------------------------------
             (Exact name of registrant as specified in its charter)


                 Florida                                56-3627212
-----------------------------------------       --------------------------------
         (State of Incorporation                     (I.R.S. Employer
            or Organization)                        Identification No.)


 1385 West State Road 434, Longwood, FL                    32750
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(Address of principal executive offices)                (Zip Code)

If this form relates to the               If this form relates to the
registration of a class of securities     registration of a class of securities
pursuant to Section 12(b) of the          pursuant to Section 12(g) of the
Exchange Act and is effective pursuant    Exchange Act and is effective pursuant
to General Instruction A.(c), please      to General Instruction A.(d), please
check the following box. [ ]              check the following box. [X]



Securities Act registration statement file number to which this form relates:
333-86365

Securities to be registered pursuant to Section 12(b) of the Act:

          Title of Each Class                    Name of Each Exchange on Which
          to be so Registered                   Each Class is to be Registered
---------------------------------------      -----------------------------------

            Not Applicable                             Not Applicable

Securities to be registered pursuant to Section 12(g) of the Act:

                          Common Stock, $0.01 par value
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                                (Title of Class)

Item 1.  Description of Registrant's Securities to be Registered.

         Incorporated by reference to the "Description of Capital Stock" section of the Registrant's Registration Statement on Form S-1 (Registration No. 333-86365).

Item 2.  Exhibit Number.

         3.1*     Articles of Incorporation of the Registrant.

         3.2*     Bylaws of the Registrant.

         10.11* Shareholders Agreement by and among the Registrant, Kevin M. Gagne and Richard L. Goble.







* Incorporated herein by reference to the exhibits of the same number in the Registrant's Registration Statement on Form S-1 (Registration No. 333-86365).


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


                                    SIGNATURE

         Pursuant to the requirements of Section 12 of the Securities Exchange Act of 1934, the Registrant has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereto duly authorized.

                                            EMPIRE FINANCIAL HOLDING COMPANY


                                            By: /s/ Richard L. Goble
                                               ---------------------------------
                                               Richard L. Goble,
                                               Co-Chief Executive Officer



Dated:  _____________, 2000









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